# Corporate Presentation

# Forward-looking Statement

*This presentation contains "forward-looking" statements that are based on the beliefs and assumptions and on information currently available to management of Kadmon Holdings, Inc. (the "Company"). All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward-looking statements include information concerning the initiation, timing, progress and results of clinical trials of the Company's product candidates, the timing or likelihood of regulatory filings and approvals for any of its product candidates, and estimates regarding the Company's expenses, future revenues and future capital requirements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. There are important factors that could cause the Company's actual results to differ materially from those expressed or implied by the forward-looking statements, including those factors discussed under the caption entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.*

*Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the Company's beliefs and assumptions only as of the date of this presentation. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform any of the forward-looking statements to actual results or to changes in its expectations.*

# Company Highlights

| | |
|---|---|
| **Diverse, Science-driven Clinical Pipeline** | • **KD025:** ROCK2 inhibitor<br>– In Phase 2 for moderate to severe psoriasis<br>– In Phase 2 for idiopathic pulmonary fibrosis<br>– In Phase 2 for chronic graft-versus-host disease<br>• **Tesevatinib:** Brain-penetrant EGFR inhibitor that accumulates in leptomeninges and kidneys<br>– In Phase 2 for NSCLC with brain metastases or leptomeningeal disease (first-line and third-line); data reported at IASLC 17th World Conference on Lung Cancer, December 2016<br>– In Phase 2 for glioblastoma<br>– In Phase 2a for autosomal dominant polycystic kidney disease<br>• **KD034:** Generic trientine hydrochloride in development for Wilson's disease<br>– First ANDA submitted December 5, 2016<br>• Multiple near-term data readouts and clinical trial initiations expected |
| **Leader in R&D of ROCK Inhibitors** | • Defined ROCK2 as a key regulator of the immune response<br>• Generated selective ROCK2 and pan-ROCK inhibitors with varying specificity and solubility characteristics to treat specific autoimmune, fibrotic and neurodegenerative diseases |
| **Biologics Platform** | • Developing unique product candidates, including an anti-PD-L1/IL-15 fusion protein and an anti-VEGFR2 antibody<br>• Run by an experienced team of scientists who developed multiple commercially successful antibodies prior to joining Kadmon, including Erbitux® (cetuximab) |
| **Strong IP** | • Composition-of-matter and additional patents for certain of our product candidates |

# Innovative Pipeline for Major Significant Medical Needs

| Clinical Stage Compounds | | Indication | Preclin. | Phase 1 | Phase 2 | Phase 3 | Status |
|---|---|---|---|---|---|---|---|
| Autoimmune and Fibrotic Diseases | KD025 (ROCK2 inhibitor) | Moderate to Severe Psoriasis | | | | | Second Phase 2 ongoing |
| | | Idiopathic Pulmonary Fibrosis (IPF) | | | | | Phase 2 ongoing |
| | | Chronic Graft-Versus-Host Disease (cGVHD) | | | | | Phase 2 ongoing |
| Oncology | Tesevatinib | NSCLC with Brain Metastases or Leptomeningeal Disease | | | | | Phase 2 ongoing; first-line study planned 2017 |
| | | Glioblastoma | | | | | Phase 2 ongoing |
| Monogenic Diseases | Tesevatinib | Autosomal Dominant Polycystic Kidney Disease (ADPKD) | | | | | Phase 2a ongoing; second Phase 2 planned 2017 |
| | | Autosomal Recessive Polycystic Kidney Disease (ARPKD) | | | | | Phase 1 planned 2017 |
| Monogenic Diseases | KD034 | Wilson's Disease | | | | | First ANDA submitted December 2016 |

# *ROCK Inhibitor Platform*

Autoimmune, Fibrotic and Neurodegenerative Diseases

Kadmon

# Kadmon's Target: Rho-associated Protein Kinase (ROCK)

**Kadmon is Developing Oral Selective ROCK Inhibitors for Several Diseases**

- **ROCK is a molecular target with substantial therapeutic potential across multiple disease areas:**
  - Autoimmune diseases
  - Fibrotic diseases
  - Neurodegenerative diseases
- **Two ROCK isoforms: ROCK1 and ROCK2**
- **Kadmon has generated a large portfolio of potent and highly selective oral ROCK2 and pan-ROCK inhibitors**
  - Kadmon has selected follow-on ROCK2 and pan-ROCK inhibitors with varying specificity and solubility characteristics, including blood-brain barrier penetrance, to treat specific autoimmune, fibrotic and neurodegenerative diseases

# Kadmon's Lead ROCK Inhibitor: KD025

**KD025, an Oral Selective ROCK2 Inhibitor in Phase 2 Development**

- **Eight completed Phase 1 and Phase 2 clinical studies of KD025 in more than 180 subjects, in doses ranging from 20 mg to 1,000 mg; KD025 was well tolerated across all studies**
  - Phase 1 safety data in healthy volunteers complete
  - Encouraging pharmacodynamic activity in a completed Phase 2a pilot study in moderate to severe psoriasis
  - Demonstrated clinical activity in a completed open-label Phase 2 study in moderate to severe psoriasis
- **Multiple data readouts of KD025 expected in 2017**
  - Ongoing Phase 2 placebo-controlled clinical study in moderate to severe psoriasis
  - Ongoing Phase 2 open-label clinical study in idiopathic pulmonary fibrosis
  - Ongoing Phase 2 open-label clinical study in chronic graft-versus-host disease

# Kadmon has Defined a Key Role of ROCK2 in Autoimmune Disease

**ROCK2 inhibition with KD025 down-regulates the pro-inflammatory response while potentially avoiding limitations of current biologic therapies, including increased risk of serious infections and malignancies**

## Autoimmune Disease

- Autoimmunity caused by imbalance of Th17 activity and Tregs; leads to uncontrolled inflammation



STAT3
(Th17: IL-17, IL-21, IL-22)
STAT5
(Treg)
Inflammation
Resolution

## ROCK2 Inhibition (KD025 Treatment)

- ROCK2 inhibition reestablishes immunologic homeostasis:
  - Reduces Th17 activity
  - Increases number and function of Tregs



STAT3
(Th17: IL-17, IL-21, IL-22)
STAT5
(Treg)
Inflammation
Resolution

Zanin-Zhorov, A. et al. Selective oral ROCK2 inhibitor down-regulates IL-21 and IL-17 secretion in human T cells via STAT3-dependent mechanism. *Proceedings of the National Academy of Sciences* 111.47 (2014): 16814-16819.

# KD025 Inhibits Th17 Cytokine Secretion in Healthy Human Cells (*in vitro* analysis)

## KD025 Down-Regulates Secretion of Th17 Inflammatory Cytokines


IL-17
IL-21
IL-22
ng/ml
ng / ml
5
4
3
2
1
0
0.8
0.6
0.4
0.2
0.5
0.3
0.1
0
1.2
2.5
5
10
*
KD025 (µM)

## No Deleterious Impact on Other T Cell Functions


IL-2
IFN-γ
IL-10
Proliferation
ng/ml
% Proliferation
6
5
4
3
2
1
0
7
100
80
60
40
20
0
1.2
2.5
5
10
KD025 (µM)

*10µM correlates to 500mg

Kadmon

# KD025 in Psoriasis: PASI Score Improvement in 85% of Patients

## Patients Completing Phase 2 Study of KD025 in Psoriasis Who Achieved PASI 50



42%
(5/12 patients)
71%
(5/7 patients)
% of Patients Achieving PASI 50
8%
33%
42%
14%
29%
71%
400 mg QD
200 mg BID
Month 2, Day 1
Month 3, Day 1
End of Treatment

## Completed Phase 2, Open-Label, Dose-Escalating 12-Week Study in Psoriasis: Summary

- No drug-related SAEs or clinically relevant AEs; Grade 1-3 reversible elevations in liver transaminases
- 85% of patients completing the trial[1] achieved PASI score improvement
- All measurable patients[2] showed reduced IL-17 levels

[1] 26 of 38 patients completed the trial. Twelve patients discontinued: seven due to Grade 2-3 elevations in transaminases and who were taken off protocol by the Kadmon medical monitor, four patients voluntarily withdrew from the study and one was lost to follow-up.
[2] 21 out of 25 patients

# KD025: Ongoing Phase 2 Study in Psoriasis

## Market Size: Moderate to Severe Psoriasis

- Psoriasis affects as many as 7.5 million people in the United States
- Need for novel oral agents that lack gastrointestinal side effects

## Continued Development of KD025 in Moderate to Severe Psoriasis

- **Ongoing, randomized, double-blind, placebo-controlled Phase 2 study of KD025 in moderate to severe psoriasis**
  - 16-week double-blind study enrolling 150 patients
  - Five cohorts: 200 mg QD, 200 mg BID, 400 mg QD, 600 mg QD (400 mg a.m., 200 mg p.m.) and placebo
  - Primary endpoint: PASI 75
  - Initiated September 2016
  - Data expected Q4 2017

# ROCK Plays Key Role in Fibrotic Disease

- **Fibrosis is a consequence of aberrant wound-healing**
  - Prolonged activation of myofibroblasts can result in permanent scarring, organ malfunction and death
- **ROCK is key common pathway and therapeutic target for pathologic fibrosis**
  - ROCK inhibition reduces collagen deposition (Type 1 collagen) and stellate cell formation, improving organ function

## ROCK Signaling Plays Key Role in Fibrosis


TGF-β receptor
Integrins
Growth factors
Cytokines
Vasoactive peptides
Extracellular matrix biosynthesis
Fibrogenic effector cell
MAPKs
Rho/ROCK
SMADs
Integrin-linked kinase
Nucleus

Rockey, D. et al. Fibrosis—a common pathway to organ injury and failure. *New England Journal of Medicine* 372.12 (2015): 1138-1149.

# ROCK Mediates Multiple Pro-Fibrotic Processes

**Lung Fibrosis Progression**

KD025 targets these specific processes (Fibroblast, Myofibroblast)

| Cell Type | Epithelium | Macrophage | Endothelium | Fibroblast | Myofibroblast |
|---|---|---|---|---|---|
| Pathophysiology | • Lung epithelial cell stress<br>• Pro-fibrotic mediator production<br>• Epithelial cell death | • Innate immune activation and polarization | • Vascular leak and extravascular coagulation | • Fibroblast recruitment<br>• Invasion<br>• Proliferation<br>• Persistence | • Fibroblast activation<br>• Myofibroblast proliferation |
| **ROCK-Driven Pathophysiology** | • TGFβ activation<br>• Expression of CTGF detachment<br>• Apoptosis | • Migration | • Paracellular gap formation | • Fibroblast differentiation to myofibroblast | • Contractile gene expression<br>• Collagen deposition<br>• Apoptosis resistance |

Kadmon

# KD025 Attenuates Pulmonary Fibrosis in Bleomycin-Induced Mouse Model


Intratracheal Bleomycin
KD025 treatment administered when fibrosis is already established
(orally, 50, 100 or 150 mg QD)
Tissue Harvest
Day: 0
8
21

## Normal Lung

Intratracheal Bleomycin Day 0



## Pre-Treatment Lung

Vehicle or KD025 Day 8



## Treatment: Day 21



Control



KD025
50 mg/kg/day



KD025
100 mg/kg/day



KD025
150 mg/kg/day

# KD025 in Fibrotic Disease: Ongoing Clinical Study

## Market Size: Idiopathic Pulmonary Fibrosis

- 128,000 people in the United States are living with IPF, with 48,000 new cases diagnosed annually
- Median survival after IPF diagnosis is approximately 2-3 years

## KD025: Ongoing Study in Idiopathic Pulmonary Fibrosis

- **Ongoing, randomized, open-label Phase 2 study in idiopathic pulmonary fibrosis**
  - 24-week study of KD025 400 mg QD
  - Enrolling 36 patients who have received or been offered pirfenidone and/or nintedanib
  - Primary endpoint: Safety, tolerability and percent change in forced vital capacity (FVC) from baseline to 24 weeks
  - Initiated June 2016
  - Data expected Q4 2017

# KD025: Ongoing Phase 2 Study in cGVHD

## cGVHD Background

- **cGVHD is a common and often fatal complication following allogeneic stem cell transplantation**
  - Transplanted immune cells attack recipient tissue, leading to fibrosis in the lung, GI tract, liver and skin
  - ROCK signaling pathway regulates IL-21 and IL-17, pro-inflammatory cytokines that play a key role in cGVHD pathogenesis

## Development of KD025 in cGVHD

- **Ongoing, open-label, dose-finding Phase 2 study in chronic graft-versus-host disease (cGVHD)**
  - 24-week study enrolling 48 patients
  - Three cohorts: 200 mg QD, 200 mg BID and 400 mg QD
  - Primary endpoint: Percentage of patients meeting overall response criteria (complete and partial response), as defined by the 2014 NIH Consensus Development Project on Clinical Trials in cGVHD
  - Initiated September 2016
  - Data expected Q4 2017

# *Tesevatinib*

Oncology and Polycystic Kidney Disease

Kadmon

# Tesevatinib: A Unique Tyrosine Kinase Inhibitor for Oncology

## Tesevatinib: Distinguishing Characteristics

- **Oral, reversible and highly potent EGFR inhibitor**
  - Also inhibits VEGFR2, HER2 and Src family kinases
- **Highly blood-brain barrier penetrant: 1:1 brain/blood ratio**
  - Compared to <0.15:1 brain/blood ratios of erlotinib, afatinib and gefitinib
- **Accumulates 15-fold in leptomeninges**

## Demonstrated Clinical Activity in NSCLC

- **More than 200 patients treated in completed Phase 1 and Phase 2 clinical trials**
- **Well tolerated with evidence of clinical activity**
- **Completed Phase 2 study in treatment-naïve NSCLC**
  - 55 patients, dosed 300 mg QD or intermittent 350 mg
  - In patients with activating EGFR mutations: 57% ORR; PFS 9.3 months; OS 22.5 months

# NSCLC Study: Encouraging Results in 11 of First 13 Patients

## Ongoing Phase 2 Study in NSCLC with Brain Metastases or Leptomeningeal Disease

- **NSCLC patients with activating EGFR mutations receiving tesevatinib 300 mg QD:**
  - Brain metastases (BM) (third-line treatment)
  - Leptomeningeal metastases (LM) (third-line treatment)
  - Treatment-naïve patients with brain metastases (first-line treatment)
  - Initiated Q4 2015

## Initial Data Demonstrate Tesevatinib Activity in Central Nervous System (CNS) Metastases

- Of the first 13 patients enrolled, 12 had progressed while on other EGFR therapy, and one was treatment-naïve
- Of the 12 patients who had progressed while on other therapy:
  - Four patients had BM; three showed clinical benefit
  - Eight patients had LM; seven showed clinical benefit
- Treatment-naïve patient showed partial response in BM and peripheral disease; durability 100+ days
- In total, 11 of the first 13 enrolled patients had no CNS progression
- **Observed rapid action of tesevatinib on clinical symptoms and shrinkage of tumor volumes, suggesting that tesevatinib enters the CNS and targets EGFR-driven tumors**

# NSCLC Study: Patient With BM and LM (034-002) Sees Improved Right Parieto-Occipital Leptomeningeal Enhancement

**Baseline MRI: Study Day -9**



**MRI: Study Day 41**



# NSCLC Study: Patient With BM (045-003) Sees ~50% Overall Decrease in Brain Metastases

**Baseline MRI: Study Day -14**


1.50 cm
1.61 cm

**MRI: Study Day 23**



Kadmon

# Tesevatinib: Clinical Plan in NSCLC with CNS Metastases

## Market Size: EGFR-Mutant NSCLC with CNS Metastases

- **NSCLC with activating EGFR mutations with brain metastases or leptomeningeal metastases**
  - EGFR activating mutations occur in ~20% of NSCLC patients in the United States
  - ~50% of tumors driven by EGFR mutations will develop CNS metastases; 10% present with CNS metastases
- **No approved systemic therapies for NSCLC with activating EGFR mutations with CNS metastases at presentation**

## Planned First-Line Clinical Study of Tesevatinib in NSCLC with CNS Metastases

- Phase 2, randomized, first-line study of tesevatinib monotherapy in EGFR-mutant NSCLC with CNS metastases at presentation
- Initiating based on KD019-206 study results demonstrating improvement in neurological symptoms and/or shrinkage of tumor volumes in 11 of 13 patients
- Enrolling 145 patients with tesevatinib as front-line therapy versus (1:1) treatment with approved EGFR inhibitors erlotinib or gefitinib
- Primary endpoint: Progression-free survival in CNS and in peripheral disease
- Planned initiation Q2 2017
- Data expected Q4 2018
- Potential FDA Breakthrough Therapy designation

# Tesevatinib: Exploratory Study in Glioblastoma

**Tesevatinib in Glioblastoma**

- **Ongoing exploratory Phase 2 study of tesevatinib in recurrent glioblastoma**
  - Glioblastoma is a primary brain tumor and represents a major unmet medical need
  - EGFR gene abnormalities are common in glioblastomas:
    - >50% of gliomas have EGFR gene amplification
    - 25% of gliomas have a mutant EGFR receptor, called vIII
  - Strong rationale for tesevatinib in glioblastoma based on the drug's potent EGFR inhibition and blood-brain barrier penetrance
  - Phase 2 exploratory study initiated August 2016

# Tesevatinib: Polycystic Kidney Disease Pathophysiology

**Tesevatinib is uniquely positioned to be a first-in-class drug to treat ADPKD and ARPKD**

- **Most prevalent monogenic disease with no approved therapies in the U.S.**
  - 600,000 PKD patients in U.S.; 12.5 million worldwide
  - Autosomal dominant PKD (ADPKD) presents in adulthood
  - Autosomal recessive PKD (ARPKD) presents in neonates
- **EGFR and Src are central drivers of PKD progression**
  - Results in cyst formation and expansion, causing loss of renal function
- **Tesevatinib is an ideal potential treatment for PKD**
  - Down-regulates both EGFR and Src activity
  - Drug accumulates in the kidney (15-fold over blood)

**Normal vs. PKD Human Kidney**



Kadmon

# Tesevatinib: Effective in PKD Rat and Mouse Models

## Increasing Doses of Tesevatinib Reduced Kidney Volume

**Rat Model**



Vehicle | Tesevatinib 7.5mg/kg/day | Tesevatinib 15mg/kg/day

**Mouse Model**



Normal | Untreated Diseased | Diseased Tesevatinib 7.5mg/kg/day | Diseased Tesevatinib 15mg/kg/day

## Increasing Doses of Tesevatinib Reduced Number and Size of Cysts

**Treatment: Vehicle**



**Tesevatinib: 7.5mg/kg/day**



**Tesevatinib: 15mg/kg/day**



# Tesevatinib in ADPKD: Ongoing Study and Clinical Plan

## Ongoing, Open-Label, Dose-Finding Phase 2a Study: Safety and Tolerability at 50 mg QD

- Study initiated in 2012; 61 patients enrolled
- No drug-related SAEs
- No significant increase in kidney size; no change in kidney function
- New data support tesevatinib safety and demonstrate it has no clinically relevant effects on renal function
- Optimal dose for ADPKD: 50 mg QD (associated with mild rash in < 20% of patients)
- Enrolling additional patients to gather more safety data for tesevatinib 50 mg QD

## Planned Randomized, Placebo-controlled Phase 2 Study of Tesevatinib in ADPKD

- Phase 2 randomized, placebo-controlled study in approximately 100 patients
- Primary endpoint: Reduction in Total Kidney Volume (TKV) in treatment arm versus control
- Secondary endpoint: Comparison of estimated glomerular filtration rate (eGFR) in treatment arm versus control
- Randomized design intended to provide data to enable subsequent registration trials and attract potential partners for co-development of advanced clinical trials
- Planned initiation mid-2017
- Data expected Q4 2018

# Tesevatinib in ARPKD: Clinical Plan

| ARPKD: Planned Phase 1 Study |
| --- |
| • Tesevatinib reformulated for liquid dosing<br>• Developmental toxicology completed<br>• Planned Phase 1, ascending single-dose safety study of tesevatinib in ARPKD patients ages 5 to 12<br>• Two clinical sites selected<br>• Three cohorts planned (tesevatinib 0.25 mg/kg, 0.50 mg/kg and 1.0 mg/kg); expect six to 18 subjects to be enrolled<br>• Planned initiation Q2 2017<br>• Data expected Q4 2017 |

# *KD034 Portfolio*

Wilson's Disease

# KD034: Enhanced Formulations of Trientine for Wilson's Disease

**Kadmon is Developing Convenient Forms of Wilson's Disease Therapies**

- **Wilson's Disease: Orphan genetic liver disease, major unmet medical need**
  - 10,000 living with Wilson's Disease in the United States
  - Requires lifelong treatment
  - Currently available therapies have multiple drawbacks: cold storage needed, high pill burden and inconvenient dosing schedules
- **Kadmon is developing KD034, a portfolio of enhanced formulations of trientine hydrochloride for the treatment of Wilson's Disease patients who are intolerant of penicillamine**
  - Includes a generic formulation and a room-temperature stable product
  - Stability and bioequivalence studies completed
- **Abbreviated New Drug Application (ANDA) for generic formulation submitted December 2016**
  - ANDA filing for room-temperature stable blister-packaged drug planned Q1 2017
- **Kadmon's specialty pharmaceutical-focused commercial organization, Kadmon Pharmaceuticals, will market and distribute KD034 products, if approved**

# *Preclinical Programs*

Kadmon

# Kadmon: Preclinical Pipeline

## Near-Term Immuno-Oncology Collaboration Opportunity

- Lead candidate: KD035, an anti-VEGFR2 antibody being developed for anti-angiogenesis indications
- Also developing KD033, a unique anti-PD-L1/IL-15 fusion protein
- Completed biologics licensing agreement with Jinghua Pharmaceutical Co. to develop anti-VEGFR2 and anti-PD-L1 antibodies exclusively for the Chinese market

| Platform | Compound | Potential Indication(s) |
|---|---|---|
| Biologics | Anti-VEGFR2 monoclonal antibody (KD035) | Anti-angiogenesis |
| | Anti-PD-L1 monoclonal antibody (KD036) | Immuno-oncology |
| | Bi-functional anti-PD-L1/IL-15 fusion protein (KD033) | Immuno-oncology |
| Small Molecule Chemistry | ROCK2 and pan-ROCK inhibitors (KD025 follow-on molecules) | Autoimmune and fibrotic diseases |
| | Brain-penetrant ROCK2 inhibitors | Neurodegenerative diseases |
| Metabolomics/Small Molecule Chemistry | GLUT inhibitors | Autoimmune diseases |

# Multiple Data Readouts Expected Throughout 2017 and 2018

| Product | Indication | 2017 | 2018 |
|---|---|---|---|
| Tesevatinib (Oncology) | NSCLC with BM or LM* | Study Initiation | Data Readout |
| | Glioblastoma* | Data Readout | |
| Tesevatinib (PKD) | Autosomal Dominant (AD) PKD* | Study Initiation | Data Readout |
| | Autosomal Recessive (AR) PKD* | Study Initiation, Data Readout | |
| ROCK2 Inhibitor Platform (KD025) | Moderate to Severe Psoriasis | Data Readout | |
| | Idiopathic Pulmonary Fibrosis (IPF)* | Data Readout | |
| | Chronic Graft-Versus-Host Disease (cGVHD)* | Data Readout | |
| KD034 | Wilson's Disease | Second ANDA filing | |

■ Study Initiation ■ Data Readout

*Open-label studies with ongoing data readouts

# Company Highlights

| | |
|---|---|
| **Diverse, Science-driven Clinical Pipeline** | • **KD025:** ROCK2 inhibitor<br>– In Phase 2 for moderate to severe psoriasis<br>– In Phase 2 for idiopathic pulmonary fibrosis<br>– In Phase 2 for chronic graft-versus-host disease<br>• **Tesevatinib:** Brain-penetrant EGFR inhibitor that accumulates in leptomeninges and kidneys<br>– In Phase 2 for NSCLC with brain metastases or leptomeningeal disease (first-line and third-line); data reported at IASLC 17th World Conference on Lung Cancer, December 2016<br>– In Phase 2 for glioblastoma<br>– In Phase 2a for autosomal dominant polycystic kidney disease<br>• **KD034:** Generic trientine hydrochloride in development for Wilson's disease<br>– First ANDA submitted December 5, 2016<br>• Multiple near-term data readouts and clinical trial initiations expected |
| **Leader in R&D of ROCK Inhibitors** | • Defined ROCK2 as a key regulator of the immune response<br>• Generated selective ROCK2 and pan-ROCK inhibitors with varying specificity and solubility characteristics to treat specific autoimmune, fibrotic and neurodegenerative diseases |
| **Biologics Platform** | • Developing unique product candidates, including an anti-PD-L1/IL-15 fusion protein and an anti-VEGFR2 antibody<br>• Run by an experienced team of scientists who developed multiple commercially successful antibodies prior to joining Kadmon, including Erbitux® (cetuximab) |
| **Strong IP** | • Composition-of-matter and additional patents for certain of our product candidates |
| **Commercial Operation** | • Supports development and future commercialization of clinical-stage product candidates |
| **Significant MeiraGTx Ownership** | • Kadmon transferred its gene therapy platform to MeiraGTx Limited and retains a 38.7% ownership[1] |

[1]As of 9/30/2016

# Financial Profile

## KDMN Financial Summary

- Kadmon completed its IPO on August 1, 2016; gross proceeds of $75mm
- 45,078,666 common shares outstanding as of November 8, 2016
- Trades on the NYSE under the ticker symbol "KDMN"
- Revenue of $21.8mm for the nine months ended September 30, 2016

KDMN
LISTED
NYSE